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                         SUPPLEMENT DATED JULY 28, 1999
       TO PROSPECTUS OF THE OAKMARK FAMILY OF FUNDS DATED JANUARY 4, 1999
                           THE OAKMARK SMALL CAP FUND
                            THE OAKMARK SELECT FUND
                         THE OAKMARK INTERNATIONAL FUND
                    THE OAKMARK INTERNATIONAL SMALL CAP FUND
    SHORT-TERM TRADING FEE IMPOSED ON CERTAIN REDEMPTIONS OF CLASS I SHARES
                             ---------------------

Effective August 16, 1999, each Fund named above will impose a short-term trading fee on redemptions of Class I shares held for less than 90 days. The fee is 2% of the redemption value and is deducted from the redemption proceeds. The "first-in, first-out" (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the fee applies.

The fee is retained by the Fund. It is intended to offset two types of costs to the Fund caused by short-term trading--the portfolio transaction and market impact costs associated with erratic redemption activity and the administrative costs associated with processing redemptions.

No redemption fee will be imposed on a redemption of:

    - shares of either The Oakmark Fund or The Oakmark Equity and Income Fund,

    - shares acquired by reinvestment of dividends or distributions from a Fund,

    - shares held in an account of a qualified retirement plan, such as a 401(k) plan or purchased through certain Intermediaries.

                    OAKMARK-REGISTERED TRADEMARK- FAMILY OF FUNDS
       SUPPLEMENT DATED APRIL 23, 1999 TO THE PROSPECTUS DATED JANUARY 4, 1999
                      PURCHASING SHARES--BY EXCHANGE (PAGE 29)
                       REDEEMING SHARES--BY EXCHANGE (PAGE 33)

Effective May 31, 1999, the exchange privilege with the Service Units (also known as "Oakmark Units") of the GS Short Duration Tax-Free Fund, a portfolio of the Goldman Sachs Trust, and the ILA Service Units of the Tax-Exempt Portfolio, a portfolio of Goldman Sachs--Institutional Liquid Assets, will be discontinued.

The exchange privilege will still be available with respect to Oakmark Units of the ILA Service Units of the Government Portfolio of Goldman
Sachs--Institutional Liquid Assets. If you have established the exchange privilege with either the GS Short Duration Tax-Free Fund or the Tax-Exempt Portfolio, you may wish to exchange your Oakmark Units of either of those funds for Oakmark Units of the Government Portfolio. Call 1-800-OAKMARK for instructions.